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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): October 18, 2006

                                      SOUTHERN CALIFORNIA EDISON COMPANY
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-2313                        95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-1212
                             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Page

                               Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

        On October 18, 2006, Southern California Edison Company ("SCE") entered into a First Amendment to
Credit Agreement (the "Amendment") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North
America, Inc., as Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc., and Wells
Fargo Bank, N.A., as Documentation Agents.  The Amendment deletes one section which is no longer applicable.

        The Amendment is filed as Exhibit 10.1 hereto and incorporated by reference herein.

                                 Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

        (c)    Exhibits

        See the Exhibit Index below.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHERN CALIFORNIA EDISON COMPANY
                                                     (Registrant)

                                            /s/ Linda G. Sullivan
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                                            Linda G. Sullivan
                                            Vice President and Controller

Date:  October 24, 2006

                                                 EXHIBIT INDEX

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Exhibit No.         Description
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10.1                First Amendment to Credit Agreement among Southern California Edison
                    Company and JPMorgan Chase Bank, N.A., as Administrative Agent,
                    Citicorp North America, Inc., as Syndication Agent, and Credit
                    Suisse First Boston, Lehman Commercial Paper Inc., and Wells Fargo
                    Bank, N.A., as Documentation Agents, dated as of October 18, 2006.

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